UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 2, 2018

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3001 Dallas Pkwy, Suite 140, Frisco, Texas 75034

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(469) 294-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 2, 2018, Jamba, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8‑K”) disclosing that with the approval of the Audit Committee of the Company’s Board of Directors, it had notified KPMG LLP (“KPMG”) that it would no longer continue to act as the Company’s independent registered public accounting firm after completion of the audit of the Company’s financial statements for the fiscal year ended January 3, 2017 and effectiveness of internal control over financial reporting as of January 3, 2017.  This Amendment No. 1 to the Initial Form 8-K is being filed to confirm that KPMG has completed all audit services for the Company for the year ended January 3, 2017 and that KPMG’s dismissal as the Company’s independent registered public accounting firm was, therefore, effective as of February 9, 2018.

The report of KPMG on management’s assessment of internal control over financial reporting as of January 3, 2017 includes an adverse opinion on the effectiveness of internal control over financial reporting because of the existence of a material weakness related to ineffective risk assessment of the risks of material misstatement in financial reporting, as the Company identified that the risk assessment process, which was intended to identify new transactions and changes to existing processes and design appropriate control activities over financial reporting, was not  sufficient to prevent or detect material misstatement on a timely basis.

Except as described herein, no other changes were made to the Initial Form 8-K.

The Company provided KPMG with a copy of this Amendment No. 1 on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that KPMG furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in Item 4.01.  A copy of KPMG’s letter, dated February 14, 2018, is filed as Exhibit 16.1 to this Amendment No. 1 on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
Exhibit 16.1	Letter from KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: February 15, 2018	By:	/s/ Marie Perry
Marie Perry, Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary